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                                                                                                                    Exhibit (5)

                                                                    APPLICATION FOR
                                                        FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY                  [NEW
[Mainstay(R) Annuities LOGO]                                    AT AGE 85 or 10 YEARS                               YORK
 Don't miss the boat(R)                                                                                           LIFE LOGO]
                     TO NEW YORK LIFE INSURANCE and ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)  PLEASE PRINT OR TYPE
___________________________________________________________________________________________________________________________________
1. WHO WILL BE THE OWNER OF THIS CONTRACT?

Name (First, M.I.,Last)                                    Date of Birth              Male     Female     SS # or Tax ID #
                                                           Month   Day  Year           / /       / /

Mailing Address-Street                                     City                     State                 Zip Code

Tel. No. (day)                                             Tel. No. (eve)                                 Relationship to Annuitant:
(        )                                                 (      )
Joint Owner Name (First, M.I., Last)    Relationship to Owner:   Date of Birth        Male     Female     SS # or Tax ID #
                                                                 Month  Day  Year      / /       / /

___________________________________________________________________________________________________________________________________
2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE / /. (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)

Name (First, M.I., Last)                                   Date of Birth              Male     Female      SS # or Tax ID #
                                                           Month   Day  Year           / /       / /

Mailing Address-Street                                     City                     State                  Zip Code     Tel. No
                                                                                                                        (     )
____________________________________________________________________________________________________________________________________
3. WHAT IS YOUR PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, UNLESS INSTRUCTED OTHERWISE.)

Premium Amount   $ _______________
____________________________________________________________________________________________________________________________________
4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT? NOTE: USE QUESTION 7 TO NAME A CONTINGENT BENEFICIARY.

Name:                                                                              Relationship to Owner:        Percentage:

Name:                                                                              Relationship to Owner:        Percentage:

___________________________________________________________________________________________________________________________________
5. WHAT IS THE PLAN TYPE? (COMPLETE ONE.)

/ / NON-          Is this a 1035 Exchange?  / / Yes  / /No                          If yes, what is the Cost Basis?
   QUALIFIED      (If yes, submit Agreement for Exchange Form.)                     $

/ /IRA            Current Year Contribution         Prior Year Contribution         Transfer Amount              Rollover Amount

/ / SEP           $                    Year         $                 Year          $                            $

/ / 403(b)        Transfer Amount                   NOTE: If this is an IRA/SEP transfer/rollover or 403(b) transfer, submit
    (TSA)         $                                       Request for IRA Transfer/Direct Rollover or 403(b) Transfer Form.
___________________________________________________________________________________________________________________________________
6. IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)

Company Name                                                 Policy Number(s)                         Estimated Contract Value
                                                                                                      $
___________________________________________________________________________________________________________________________________
7. ARE THERE ADDITIONAL DETAILS?



___________________________________________________________________________________________________________________________________
8. SIGNATURES

 I/We acknowledge receipt of a current prospectus and agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this contract is the Applicant. (4)
Under penalties of perjury, the Taxpayer Identification Numbers provided on this application are certified to be correct. (5) I/We understand that the annuity is not backed or guaranteed by any bank or insured by the FDIC.

Signed at ________________________________________________________________________     ___________________     ________________
                                              City                                      State                  Date

________________________________________    ______________________________________     ________________________________________
Applicant (Owner)                            Annuitant (if other than Owner)            Joint Owner (if applicable)

________________________________________    ______________________________________     ________________________________________
Registered Representative's Signature        Registered Representative (print name)     Registered Representative's Tel. No.

__________________________________________________________________________________     ________________________________________
Registered Representative's State and License No.                                       Reg. Representative's NYLIAC Code No.

__________________________________________________________________________________     ________________________________________
Broker/Dealer Name and Address                                                          Broker/Dealer Tel. No.



997-592 (11/97)                                                                                                  [RECYCLE LOGO]
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[Mainstay(R) Annuities Logo]              ANNUITY OPTIONS
        Don't miss the boat(R)            ---------------
______________________________________________________________________________________________________________________
1. ALLOCATION ALTERNATIVES. PLEASE USE WHOLE PERCENTAGES. SELECT UP TO TEN ALLOCATION ALTERNATIVES.
______________________________________________________________________________________________________________________
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     _____% MainStay VP Capital Appreciation           _____% Mainstay VP Indexed Equity
     _____% MainStay VP Cash Management                _____% Alger American Small Capitalization
     _____% MainStay VP Convertible                    _____% Calvert Socially Responsible
     _____% MainStay VP Government                     _____% Fidelity VIP II: Contrafund
     _____% MainStay VP High Yield Corporate Bond      _____% Fidelity VIP: Equity-Income
     _____% MainStay VP International Equity           _____% Janus Aspen Balanced
     _____% MainStay VP Total Return                   _____% Janus Aspen Worldwide Growth
     _____% MainStay VP Value                          _____% Morgan Stanley Emerging Markets Equity
     _____% MainStay VP Bond                           _____% Fixed Account
     _____% MainStay VP Growth Equity                   100 % TOTAL
                                                       -----
______________________________________________________________________________________________________________________
2. TELEPHONE AUTHORIZATION.
______________________________________________________________________________________________________________________
If you are interested in establishing Telephone Authorization, please complete Form ANN43482 in the Service Kit.
______________________________________________________________________________________________________________________
3. AUTOMATIC ASSET REALLOCATION. MINIMUM VARIABLE ACCUMULATION VALUE OF $5,000. NOT APPLICABLE TO THE FIXED ACCOUNT.
______________________________________________________________________________________________________________________
Your portfolio will be reallocated according to the percentages indicated in Section 1. Please note that this feature cannot be used with Dollar Cost Averaging.
/ / I wish to elect Automatic Asset Reallocation.   Frequency:   / / Quarterly     / / Semi-Annually   / / Annually
______________________________________________________________________________________________________________________
4. DOLLAR COST AVERAGING. MINIMUM ACCUMULATION VALUE OF $5,000. MINIMUM TRANSFER AMOUNT IS $100.
______________________________________________________________________________________________________________________
You cannot transfer money from the Fixed Account. Please note that this feature cannot be used with Automatic
Asset Reallocation.
Frequency:       / / Monthly     / / Quarterly     / / Semi-Annually     / / Annually
Transfer Date:   (MM/DD/YY):____________________    Termination Date (Optional)(MM/DD/YY):____________________
Transfer from:   ______________________ $ ______    Transfer to:                _____________________ $ ______
                 ______________________ $ ______                                _____________________ $ ______
                 ______________________ $ ______                                _____________________ $ ______
                 ______________________ $ ______                                _____________________ $ ______
                 ______________________ $ ______                                _____________________ $ ______
______________________________________________________________________________________________________________________
5. INTEREST SWEEP. MINIMUM FIXED ACCUMULATION VALUE OF $5,000.
______________________________________________________________________________________________________________________
No more than 20% of the Fixed Accumulation Value at the beginning of the Policy Year may be transferred.
Frequency:  / / Monthly   / / Quarterly   / / Semi-Annually  / / Annually     Transfer Date (MM/DD/YY):_______________
Transfer to:  _____________________ _____%     ______________________ _____%     ______________________ _____%
              _____________________ _____%     ______________________ _____%     ______________________ _____%
              _____________________ _____%     ______________________ _____%     ______________________ _____%
______________________________________________________________________________________________________________________
6. PERIODIC PARTIAL WITHDRAWAL.
______________________________________________________________________________________________________________________
Check one: / / Specified Amount (Minimum $100) / / Interest Only (Minimum Fixed Account Value $5,000) / / Required
Minimum Distribution (RMD)
Complete for RMD: / / Single Life Expectancy, Non-Recalculation  / / Single Life Expectancy, Recalculation
/ / Joint Life Expectancy
Frequency:  / / Monthly  / / Quarterly  / /Semi-Annually  / / Annually    Transfer Date (MM/DD/YY):_______________
Allocation Alternatives from which Periodic Partial Withdrawals should be made (if no indication is given, payment will be taken on a pro-rata basis).
_________________________ $_______    _________________________ $ _______   ________________________ $ ________
_________________________ $_______    _________________________ $ _______   ________________________ $ ________
_________________________ $_______    _________________________ $ _______   ________________________ $ ________
METHOD OF PAYMENT: Please indicate where you would like your funds directed.
/ /Owner's Address  / /Brokerage Account  / /Checking Account (attach voided check)  / /Savings Account  / /Other_____
Name of Financial Institution: _______________________________________________________________________________________
Address:                       _______________________________________________________________________________________
Address:                       _______________________________________________________________________________________
Routing Number:                _______________________________________________________________________________________
Accountholder's Name:          _______________________________________________________________________________________
Account Number:                _______________________________________________________________________________________
If you elect this option, please also complete the Tax Withholding Section of Form ANN43482 in the Service Kit.
______________________________________________________________________________________________________________________
7. PRODUCER'S STATEMENT. FOR REGISTERED REPRESENTATIVE USE ONLY
______________________________________________________________________________________________________________________
Is Owner a U.S. Citizen? / /Yes  / /No   If No, (checkmark) the appropriate box: / /Resident Alien  / /Non-Resident
Alien  / /Other________
Is this a replacement of a life insurance or annuity policy? / /Yes  / /No   If yes, give details and submit required
replacement forms.
______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________
Is the Owner of the Policy a Trust? / /Yes  / /No   Please attach pages of Trust that show name of Trust, Trust Date and Names and Signature of Trustees.
Comm:   / /A   / /B   / /C   / /D   / /E
Registered Representative's Signature ________________________________________________ Date___________________________
______________________________________________________________________________________________________________________
          Distributed by NYLIFE Distributions Inc. (Member NASD), an indirect, wholly-owned           [NEW
          subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010        YORK
          Issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation)          LIFE
ANN43003(11/97)                                                                                       LOGO]

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